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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 3, 2001

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                           WKI HOLDING COMPANY, INC.

             (Exact name of registrant as specified in its charter)

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
          DELAWARE                       333-57099                     16-1403318
(State or other jurisdiction     (Commission file number)     (IRS Employer Identification
      of incorporation)                                                   No.)
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
             ONE PYREX PLACE, ELMIRA, NEW YORK                          14902-1555
          (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code:  607-377-8000

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ITEM 5.  OTHER EVENTS

    WKI Holding Company, Inc. has filed U.S. Securities and Exchange Commission Form 12b-25, Notification of Late Filing of Form 10-K Annual Report.

    WKI Holding Company, Inc. has issued a press release to announce a restructuring program, preliminary 2000 operating results and a credit agreement update.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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
    99.1     Press Release
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
                                                       WKI HOLDING COMPANY, INC.

                                                       By:            /s/ WILLIAM H. CARTER
                                                            -----------------------------------------
                                                                        William H. Carter
                                                                 INTERIM CHIEF FINANCIAL OFFICER
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Date: April 3, 2001